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                                   EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Lafarge Corporation Employee Stock Purchase Plan, previously filed Registration Statement on Form S-8, File No. 33-20865.





Washington, D.C.,                                    ARTHUR ANDERSEN LLP
July 28, 1995





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